EXHIBIT 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of April 10, 2025 (the “Second Amendment Effective Date”), is entered into among AutoZone, Inc., a Nevada corporation (the “Borrower”), the Lenders party hereto, Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) and JPMorgan Chase Bank, N.A., as syndication agent (the “Syndication Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 15, 2021 (as amended, restated, amended and restated, extended, supplemented, or otherwise modified in writing from time to time prior to the Second Amendment Effective Date, the “Credit Agreement”);

WHEREAS, the Borrower has requested and the Lenders have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, Section 4.2(b) of the Credit Agreement is hereby amended in its entirety to read as follows: “The representations and warranties set forth in Article V (other than in the case  of  any  borrowing  occurring  after  the  Closing  Date,  the  representations  and warranties  contained  in (i) the  final  sentence  of  Section  5.1(a) and (ii) Section 5.5) shall  be,  subject to the limitations  set  forth  therein,  true  and  correct  in  all  material  respects  as of such date (except for those which expressly relate to an earlier date, which shall remain true and correct in all material respects as of such earlier date);”.

2.Conditions Precedent.  This Agreement shall be effective on the Second Amendment Effective Date upon the satisfaction (or waiver) of the following conditions precedent:

(a)Receipt by the Administrative Agent (or its counsel) of counterparts of this Agreement duly executed by the Borrower, Lenders constituting “Required Lenders” and the Administrative Agent.

(b)The Borrower shall have paid all fees and expenses relating to this Agreement which are due and payable on such date, including all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement (including, without limitation, the reasonable and documented fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.

3.Miscellaneous.

(a)The Credit Agreement and the other Credit Documents, and the obligations of the Borrower thereunder, as amended hereby, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement is a Credit Document.

(b)The Borrower hereby represents and warrants as follows:

(i)The execution, delivery and performance of this Agreement by the Borrower (a) will not violate any Requirement of Law or contractual obligation of the Borrower or any of its Subsidiaries in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require, the creation or imposition of any Lien (other than a Permitted Lien) on any of the properties or revenues of any of the Borrower or any of its Subsidiaries pursuant to any such Requirement of Law or contractual obligation, and (c) will not violate or conflict with any provision of the Borrower’s articles of incorporation or by-laws.

(ii)This Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(iii)No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of the Borrower in connection with the execution, delivery, performance, validity or enforceability of the this Agreement, except to the extent that the failure to obtain such consent, authorization, filing or notice would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(iv)Before and after giving effect to the transactions contemplated by this Agreement, the representations and warranties set forth in Section 5 of the Credit Agreement and in the other Credit Documents are true and correct on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in Section 5.1 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.1 of the Credit Agreement.

(c)The Borrower (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Credit Documents, as amended by this Agreement, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Documents.

(d)Subject to Section 10.19 of the Credit Agreement, this Agreement may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement.  For the avoidance of doubt, the authorization under this Section 3(d) may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

(e)If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(g)The terms of Sections 10.10 of the Credit Agreement with respect to submission to jurisdiction, consent to service of process and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	AUTOZONE, INC.

By: /s/ Jamere Jackson

Name:Jamere Jackson

Title:Executive Vice President and Chief Financial Officer

By: /s/ Brian L. Campbell

Name:Brian L. Campbell

Title:Vice President and Treasurer

ADMINISTRATIVE

AGENT:BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Steven Gazzillo

Name:Steven Gazzillo

Title:Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

LENDERS:BANK OF AMERICA, N.A.,

as a Lender, Swingline Lender and L/C Issuer

By: /s/ Michelle L. Walker

Name:Michelle L. Walker

Title:Director

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,

as a Lender and L/C Issuer

By: /s/ James Kyle O’Donnell

Name:James Kyle O’Donnell

Title:Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

TRUIST BANK,

as a Lender and L/C Issuer

By: /s/ Lisa Garling

Name:Lisa Garling

Title:Director

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,

as a Lender and L/C Issuer

By: /s/ Conan Schleicher

Name:Conan Schleicher

Title:Senior Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,

as a Lender and L/C Issuer

By: /s/ Ryan Tegeler

Name:Ryan Tegeler

Title:Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

MIZUHO BANK, LTD.,

as a Lender

By: /s/ Tracy Rahn

Name:Tracy Rahn

Title:Managing Director

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Jamaka Martin

Name:Jamaka Martin

Title:Underwriter

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,

as a Lender

By: /s/ Cara Younger

Name:Cara Younger

Title:Managing Director

By: /s/ Armen Semizian

Name:Armen Semizian

Title:Managing Director

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

BANCO SANTANDER, S.A., NEW YORK BRANCH,

as a Lender

By: /s/ Andres Barbosa

Name:Andres Barbosa

Title:Managing Director

By: /s/ Rita Walz-Cuccioli

Name:Rita Walz-Cuccioli

Title:Managing Director

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Alex Federbusch

Name:Alex Federbusch

Title:Duly Authorized Signatory

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

CITIBANK, N.A.,

as a Lender

By: /s/ Thembumenzi Lukhele

Name:Thembumenzi Lukhele

Title:Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

CITIZENS BANK, N.A.,

as a Lender

By: /s/ Dora Yagudayeva

Name:Dora Yagudayeva

Title:Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as a Lender

By: /s/ Jill Wong

Name:Jill Wong

Title:Director

By: /s/ Gordon Yip

Name:Gordon Yip

Title:Director

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,

as a Lender

By: /s/ Ming K. Chu

Name:Ming K. Chu

Title:Director

By: /s/ Marko Lukin

Name:Marko Lukin

Title:Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/s Songjie Yin

Name:Songjie Yin

Title:Corporate Banking Associate, Officer

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK,

as a Lender

By: /s/ Scott Lyman

Name:Scott Lyman

Title:Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ Marianne T. Meil

Name:Marianne T. Meil

Title:Sr. Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

MUFG BANK, LTD.,

as a Lender

By: /s/ Lorcan McGrath

Name:Lorcan McGrath

Title:Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

REGIONS BANK,

as a Lender

By: /s/ Christopher J. Breary

Name:Christopher J. Breary

Title:Director – Credit Products

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,

as a Lender

By: /s/ Minxiao Tian

Name:Minxiao Tian

Title:Director

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

TD BANK, N.A.,

as a Lender

By: /s/ M. Bernadette Collins

Name:M. Bernadette Collins

Title:Senior Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

COMERICA BANK,

as a Lender

By: /s/ Lauryn VanLoon

Name:Lauryn VanLoon

Title:Relationship Manager

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Ketak Sampat

Name:Ketak Sampat

Title:Senior Vice President

SECOND AMENDMENT TO AUTOZONE, INC.

FOURTH A&R CREDIT AGREEMENT